EXHIBIT 99.1

NEWS RELEASE

OCTOBER 27, 2005	PAGE 1 OF 5

NEWELL RUBBERMAID REPORTS THIRD QUARTER 2005 RESULTS
Results Exceed Estimates
Gross Margin Improves 260 Basis Points
ATLANTA, October 27, 2005 - Newell Rubbermaid Inc. (NYSE: NWL) today reported its third quarter 2005 results which were above expectations and included strong gross margin improvement.
Third Quarter Results
Income from continuing operations for the third quarter ended September 30, 2005, was $53.5 million, or $0.19 per share. Excluding impairment charges, income from continuing operations was $112.1 million, or $0.41 per share. These results include a tax benefit of $15.3 million, or $0.06 per share, offset by restructuring and related charges of approximately $25 million, or $0.06 per share. Approximately $0.02 per share of restructuring and related charges planned for the third quarter were not incurred. Loss from continuing operations for the third quarter ended September 30, 2004, was $155.7 million, or $0.57 per share. Excluding restructuring and impairment charges, income from continuing operations for the third quarter 2004 was $98.6 million, or $0.36 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net sales in the third quarter 2005 were $1.60 billion, compared to $1.62 billion in the third quarter 2004, a decrease of 1.4%. Net sales reflected a positive pricing impact of 1.9% and a foreign currency benefit of 0.9%. These were offset by a core sales decline of 1.7%, primarily driven by continued weakness in the European Window Fashions and Little Tikes businesses as well as the negative volume impact of price increases in Rubbermaid Home Products, and an additional 2.5% resulting from the planned exit of certain low-margin product lines. The businesses the company includes in its “Invest” category generated a 3.7% improvement in sales versus last year.
“Since stepping in to lead the organization, I’ve seen first hand the solid foundation that is in place at Newell Rubbermaid. I am committed to continuing the strategic direction of the company around investing in our strategic brands, achieving a best cost position and strengthening our portfolio,” said Mark Ketchum, interim chief executive officer of Newell Rubbermaid. “We plan to make investments in advertising and promotion and research and development around our high-potential, high-margin brands.”
Ketchum added, “Developing best-in-class practices around product innovation, consumer understanding and competitive benchmarking will be key drivers for our business as we work to improve our financial performance for our shareholders. We will place greater emphasis on the execution side of the business fundamentals, and on identifying cost inefficiencies within selling, general and administrative expense.”
Gross margin for the third quarter 2005 improved to 31.3%, a 260 basis point improvement from third quarter 2004 gross margin of 28.7%. The company’s productivity savings and favorable pricing offset raw material inflation.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Nancy de Jonge Davis
Vice President, Investor Relations
& Corporate Communications
Susan Masten
Director, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

NEWS RELEASE

OCTOBER 27, 2005	PAGE 2 OF 5

“We are facing increased costs around resin and other commodities, but believe the recent spike in resin costs is temporary due to supply shortages caused primarily by the hurricanes in the Gulf. We anticipate costs will remain at these higher levels into next year, but expect some relief as capacity continues to come back on-line,” said Patrick Robinson, chief financial officer of Newell Rubbermaid. “We will continue to take appropriate actions around pricing and productivity to moderate a challenging commodities environment.”
During the third quarter 2005, the company recorded non-cash impairment charges of $58.6 million. These charges were required to write down to fair value certain assets related to the United Kingdom Window Fashions business in the company’s Home Fashions segment and the European Cookware business reported in the company’s Other segment. Consistent with the company’s intent to divest non-strategic businesses and concentrate on leveraging brand strength and product innovation in its core portfolio of businesses, the company announced on October 11, 2005, its intent to sell the European Cookware business. This business will be reported as discontinued operations beginning in the fourth quarter 2005.
The company continues to classify a business, formerly reported in the Cleaning & Organization segment, as discontinued operations. During the third quarter 2005, the company recorded a gain of approximately $20 million related to this business as several line reviews with key retailers have increased the company’s valuation of this business.
Exceeding company expectations, net cash from operating activities was $359.4 million in the third quarter 2005, compared to $284.8 million in the third quarter 2004. The approximate $75 million increase was primarily driven by a voluntary $50 million cash contribution to the company’s pension plan in 2004, which was not repeated in 2005, as well as a reduction of inventory levels. Capital expenditures in the third quarter 2005 were $23.9 million compared to $25.0 million in the third quarter 2004. The company continued to pay a strong dividend in the quarter of $57.9 million, or $0.21 per share.
Nine Month Results
Income from continuing operations for the first nine months of 2005 was $241.8 million, or $0.88 per share. Excluding impairment charges, income from continuing operations for the first nine months of 2005 was $300.4 million, or $1.09 per share. These results include a tax benefit of $73.9 million, or $0.27 per share offset by planned restructuring and related charges of approximately $61 million, or $0.15 per share. Loss from continuing operations for the first nine months of 2004 was $65.1 million, or $0.24 per share. Excluding restructuring and impairment charges, income from continuing operations for the first nine months of 2004 was $252.2 million, or $0.92 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net sales for the first nine months of 2005 were $4.62 billion, a decrease of 3.0% from $4.76 billion for the first nine months of 2004. Foreign currency translation favorably impacted sales by 1.3% for the first nine months, while pricing increased 2.0%. These were offset by a core sales decline of 2.9%, primarily driven by the negative volume impact of price increases in Rubbermaid Home Products and the continued weakness in the European Window Fashions and Little Tikes businesses, and an additional 3.4% resulting from the planned exit of certain low-margin product lines.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Nancy de Jonge Davis
Vice President, Investor Relations
& Corporate Communications
Susan Masten
Director, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

NEWS RELEASE

OCTOBER 27, 2005	PAGE 3 OF 5

Net cash from operating activities was $451.3 million for the first nine months of 2005, compared to $421.8 million for the first nine months of 2004. Capital expenditures for the first nine months of 2005 were $69.9 million compared to $95.2 million for the first nine months of 2004, reflecting the company’s continued decapitalization and efforts to reduce manufacturing overhead. Dividends were $173.7 million for the first nine months of 2005.
Related to the divestitures of non-core businesses, the company recorded a net loss of $67.5 million, reported as discontinued operations during the first nine months of 2005.
Pension Outlook
The company estimates that it will record a fourth quarter non-cash charge to shareholders’ equity in the range of $40 to $60 million to record the under-funded status of the pension plan. This charge will not impact earnings or cash flow in 2005.
Outlook
The company continues to expect diluted earnings per share from continuing operations for the full year 2005 to be in the range of $1.43 to $1.48. This range excludes non-cash impairment charges of approximately $34 million, or $0.12 per share, related to the United Kingdom Window Fashions business in the company’s Home Fashions segment. This outlook also does not include total net losses reported as discontinued operations, including the company’s European Cookware business, expected to be approximately $95 to $105 million. The company now expects internal sales to decline approximately 3% for the full year 2005, primarily reflecting the company’s strategic decision to exit $200 million in annual revenue of low-margin product lines, the volume impact related to its pricing strategy and continued weakness in its European Window Fashions business.
For the fourth quarter 2005, the company expects diluted earnings per share from continuing operations to be in the range of $0.33 to $0.38. The company expects internal sales to decline 2% to 4% in the fourth quarter.
A reconciliation of the 2005 earnings outlook is as follows:

	Full Year	Fourth Quarter
Diluted earnings per share from continuing operations (as reported):	$1.31 - $1.36	$0.33 - $0.38
Impairment charges	$0.12	—

Diluted earnings per share from continuing operations (excluding charges):	$1.43 - $1.48	$0.33 - $0.38
For the full year 2005, the company now expects net cash from operating activities to be in the range of $610 to $660 million. Expenditures for property, plant and equipment are now expected to be in the range of $100 to $110 million and dividends are expected to be approximately $230 million for the full year 2005.
The company has not changed its previous 2006 guidance.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Nancy de Jonge Davis
Vice President, Investor Relations
& Corporate Communications
Susan Masten
Director, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

NEWS RELEASE

OCTOBER 27, 2005	PAGE 4 OF 5

Conference Call
The company’s third quarter 2005 earnings conference call is scheduled for today, October 27, 2005, at 9:30 a.m. ET. Those interested in participating should call (800) 869-2139 or internationally at (719) 867-0347 and provide the conference code 925536. The company’s call will also be web cast. To listen to the web cast, use the link provided under the Investor Relations Home Page on Newell Rubbermaid’s website at www.newellrubbermaid.com.
A replay will be available approximately two hours after the call concludes through November 30, 2005, and may be accessed domestically at (888) 203-1112 or internationally at
(719) 457-0820. Conference call conference code 925536 is required to access the replay.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and the value thereof, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “enable,” “estimate,” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations in the face of foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to complete strategic acquisitions (including DYMO); our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s most recent Form 10-Q or 10-K, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Nancy de Jonge Davis
Vice President, Investor Relations
& Corporate Communications
Susan Masten
Director, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

NEWS RELEASE

OCTOBER 27, 2005	PAGE 5 OF 5

About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2004 sales of $6.5 billion and a powerful brand family including Sharpie®, Paper Mate®, EXPO®, Waterman®, IRWIN®, LENOX®, BernzOmatic®, Rubbermaid®, Graco®, Calphalon® and Goody®. The company is headquartered in Atlanta, Ga., and has approximately 30,000 employees worldwide.
This press release and additional information about the company are available on the company’s web site at www.newellrubbermaid.com.
###
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Nancy de Jonge Davis
Vice President, Investor Relations
& Corporate Communications
Susan Masten
Director, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended September 30,
	2005			2004
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change

Net sales	$1,598.2		$1,598.2	$1,621.3		$1,621.3	(1.4)%
Cost of products sold	1,098.0	—	1,098.0	1,156.6	—	1,156.6

GROSS MARGIN	500.2	—	500.2	464.7	—	464.7	7.6%
% of sales	31.3%		31.3%	28.7%		28.7%

Selling, general &
administrative expense	311.5	—	311.5	297.9	—	297.9	4.6%
% of sales	19.5%		19.5%	18.4%		18.4%

Impairment charge	58.6	(58.6)	—	270.0	(270.0)	—
Restructuring costs	14.6	—	14.6	0.4	(0.4)	—

OPERATING INCOME (LOSS)	115.5	58.6	174.1	(103.6)	270.4	166.8	4.4%
% of sales	7.2%		10.9%	(6.4)%		10.3%

Nonoperating expenses:
Interest expense, net	34.3	—	34.3	29.5	—	29.5
Other	(0.6)	—	(0.6)	(0.3)	—	(0.3)

	33.7	—	33.7	29.2	—	29.2	15.4%

INCOME (LOSS) BEFORE INCOME TAXES	81.8	58.6	140.4	(132.8)	270.4	137.6	2.0%
% of sales	5.1%		8.8%	(8.2)%		8.5%

Income taxes	28.3	—	28.3	22.9	16.1	39.0	(27.4)%
Effective rate	34.6%		20.2%	(17.2)%		28.3%

INCOME (LOSS) FROM CONTINUING OPERATIONS	53.5	58.6	112.1	(155.7)	254.3	98.6	13.7%
% of sales	3.3%		7.0%	(9.6)%		6.1%
Discontinued operations, net of tax:
Net income (loss)	18.0	(18.0)	—	(70.7)	70.7	—

NET INCOME (LOSS)	$71.5	$40.6	$112.1	$(226.4)	$325.0	$98.6	13.7%

% of sales	4.5%		7.0%	(14.0)%		6.1%

EARNINGS (LOSS) PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.19	$0.21	$0.41	$(0.57)	$0.93	$0.36
Diluted	$0.19	$0.21	$0.41	$(0.57)	$0.93	$0.36

EARNINGS (LOSS) PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$0.07	$(0.07)	$—	$(0.26)	$0.26	$—
Diluted	$0.07	$(0.07)	$—	$(0.26)	$0.26	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.26	$0.15	$0.41	$(0.83)	$1.18	$0.36
Diluted	$0.26	$0.15	$0.41	$(0.83)	$1.18	$0.36

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	275.0	275.0	275.0	274.4	274.4	274.4

(1)	Charges excluded from “as reported” results for 2005 consist of a $58.6 million charge related to asset impairment and $18.0 million of net income related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 consist of a $270.0 million charge related to asset impairment, $0.4 million of restructuring costs related to exiting certain facilities, and a $70.7 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Nine Months Ended September 30,
	2005			2004
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change

Net sales	$4,616.3		$4,616.3	$4,759.2		$4,759.2	(3.0)%
Cost of products sold	3,232.9	—	3,232.9	3,415.2	(14.9)	3,400.3

GROSS MARGIN	1,383.4	—	1,383.4	1,344.0	14.9	1,358.9	1.8%
% of sales	30.0%		30.0%	28.2%		28.6%

Selling, general &
administrative expense	938.8	—	938.8	915.1	(1.7)	913.4	2.8%
% of sales	20.3%		20.3%	19.2%		19.2%

Impairment charge	58.6	(58.6)	—	295.1	(295.1)	—
Restructuring costs	21.1	—	21.1	47.7	(47.7)	—

OPERATING INCOME	364.9	58.6	423.5	86.1	359.4	445.5	(4.9)%
% of sales	7.9%		9.2%	1.8%		9.4%

Nonoperating expenses:
Interest expense, net	96.2	—	96.2	89.9	—	89.9
Other	(1.0)	—	(1.0)	3.7	—	3.7

	95.2	—	95.2	93.6	—	93.6	1.7%

INCOME (LOSS) BEFORE INCOME TAXES	269.7	58.6	328.3	(7.5)	359.4	351.9	(6.7)%
% of sales	5.8%		7.1%	-0.2%		7.4%

Income taxes	27.9	—	27.9	57.6	42.1	99.7	(72.0)%
Effective rate	10.3%		8.5%	-768.0%		28.3%

INCOME (LOSS) FROM CONTINUING OPERATIONS	241.8	58.6	300.4	(65.1)	317.3	252.2	19.1%
% of sales	5.2%		6.5%	-1.4%		5.3%

Discontinued operations, net of tax:
Net loss	(67.5)	67.5	—	(175.2)	175.2	—

NET INCOME (LOSS)	$174.3	$126.1	$300.4	$(240.3)	$492.5	$252.2	19.1%

% of sales	3.8%		6.5%	(5.0)%		5.3%

EARNINGS (LOSS) PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.88	$0.21	$1.09	$(0.24)	$1.16	$0.92
Diluted	$0.88	$0.21	$1.09	$(0.24)	$1.16	$0.92

LOSS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.25)	$0.25	$—	$(0.64)	$0.64	$—
Diluted	$(0.25)	$0.25	$—	$(0.64)	$0.64	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.64	$0.46	$1.09	$(0.88)	$1.79	$0.92
Diluted	$0.63	$0.46	$1.09	$(0.88)	$1.79	$0.92

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.8	274.8	274.8	274.4	274.4	274.4

1)	Charges excluded from “as reported” results for 2005 consist of a $58.6 million charge related to asset impairment and a $67.5 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 are restructuring, restructuring related and impairment charges and the net loss related to discontinued operations. These charges consist of $14.9 million in restructuring related costs associated with product line exits (shown in cost of products sold), $1.7 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expense), $295.1 million in asset impairment, $47.7 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and a $175.2 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	September 30,	September 30,
	2005	2004
Assets:

Cash and cash equivalents	$485.5	$354.5
Accounts receivable, net	1,082.1	1,136.9
Inventories, net	1,010.6	1,032.2
Deferred income taxes	69.7	115.3
Prepaid expenses and other	107.2	161.4
Current assets of discontinued operations	8.0	77.0

Total Current Assets	2,763.1	2,877.3

Other assets	232.7	271.7
Property, plant and equipment, net	1,005.7	1,256.9
Goodwill	1,769.0	1,794.4
Deferred income taxes	2.1	10.1
Other intangible assets, net	312.2	302.0
Non-current assets of discontinued operations	42.2	93.6

Total Assets	$6,127.0	$6,606.0

Liabilities and Stockholders’ Equity:

Notes payable	$6.2	$14.0
Accounts payable	576.4	613.1
Accrued compensation	138.3	140.3
Other accrued liabilities	699.7	804.0
Income taxes payable	46.8	134.0
Current portion of long-term debt	25.4	215.0
Current liabilities of discontinued operations	0.1	33.5

Total Current Liabilities	1,492.9	1,953.9

Long-term debt	2,377.4	2,439.6
Other non-current liabilities	537.6	584.9
Long-term liabilities of discontinued operations	—	0.9
Stockholders’ Equity	1,719.1	1,626.7

Total Liabilities and Stockholders’ Equity	$6,127.0	$6,606.0

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Nine Months Ended September 30,
	2005	2004

Operating Activities:
Net income (loss)	$174.3	$(240.3)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	161.5	171.5
Impairment charges	58.6	374.0
Non-cash restructuring costs	5.3	25.3
Deferred income taxes	18.5	85.1
Gain on sale of assets/debt extinguishment	(7.1)	(6.5)
Loss on disposal of discontinued operations	67.4	90.5
Other	(10.2)	(4.8)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	122.8	211.0
Inventories	(92.0)	(196.3)
Accounts payable	(78.0)	(55.9)
Accrued liabilities and other	20.7	(34.5)
Discontinued operations	9.5	2.7

Net cash provided by operating activities	$451.3	$421.8

Investing Activities:
Acquisitions, net of cash acquired	$(35.3)	$(3.0)
Expenditures for property, plant and equipment	(69.9)	(95.2)
Disposals of non-current assets and sale of businesses	29.4	289.2

Net cash (used in) provided by investing activities	$(75.8)	$191.0

Financing Activities:
Proceeds from issuance of debt	$134.1	$21.3
Payments on notes payable and long-term debt	(345.0)	(251.9)
Cash dividends	(173.7)	(173.2)
Proceeds from exercised stock options and other	(2.8)	1.4

Net cash used in financing activities	$(387.4)	$(402.4)

Exchange rate effect on cash and cash equivalents	$(8.2)	$(0.3)

(Decrease) Increase in cash and cash equivalents	(20.1)	210.1
Cash and cash equivalents at beginning of year	505.6	144.4

Cash and cash equivalents at end of period	$485.5	$354.5

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended September 30,
Free Cash Flow (in millions):	2005	2004

Net cash provided by operating activities	$359.4	$284.8
Expenditures for property, plant and equipment	(23.9)	(25.0)
Cash dividends	(57.9)	(57.6)

Free Cash Flow	$277.6	$202.2

	For The Nine Months Ended September 30,
Free Cash Flow (in millions):	2005	2004

Net cash provided by operating activities	$451.3	$421.8
Expenditures for property, plant and equipment	(69.9)	(95.2)
Cash dividends	(173.7)	(173.2)

Free Cash Flow	$207.7	$153.4

(1)	Free cash flow is defined as cash flow provided by operating activities less expenditures for property, plant and equipment and cash dividends.

Newell Rubbermaid Inc.
Financial Worksheet
In Millions

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning & Organization	$324.5	$12.5	$—	$12.5	3.9%	$385.8	$16.2	$2.8	$19.0	4.9%	$(61.3)	(15.9)%	$(6.5)	(34.2)%
Office Products	332.8	33.5	—	33.5	10.1%	332.8	31.8	—	31.8	9.6%	0.0	0.0%	1.7	5.3%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	274.3	43.0	—	43.0	15.7%	2.1	0.8%	(16.3)	(37.9)%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)	226.8	3.9	0.6	4.5	2.0%	(28.5)	(12.6)%	(9.0)	(200.0)%
Other	245.0	13.3	—	13.3	5.4%	251.0	15.9	—	15.9	6.3%	(6.0)	(2.4)%	(2.6)	(16.4)%

Impairment		—	—	—			—	—	—				—
Restructuring Costs		(6.2)	—	(6.2)			(21.6)	21.6	—				(6.2)
Corporate		(9.5)	—	(9.5)			(7.4)	—	(7.4)				(2.1)	28.4%

Total	$1,377.0	$65.8	$—	$65.8	4.8%	$1,470.7	$81.8	$25.0	$106.8	7.3%	$(93.7)	(6.4)%	$(41.0)	(38.4)%

Core businesses	1,377.0	65.8	—	65.8	4.8%	1,470.7	81.8	25.0	106.8	7.3%	(93.7)	(6.4)%	(41.0)	(38.4)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,377.0	$65.8	$—	$65.8	4.8%	$1,470.7	$81.8	$25.0	$106.8	7.3%	$(93.7)	(6.4)%	$(41.0)	(38.4)%

		2005				2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning & Organization	$376.5	$23.1	$—	$23.1	6.1%	$400.1	$9.2	$5.4	$14.6	3.6%	$(23.6)	(5.9)%	$8.5	58.2%
Office Products	495.5	98.9	—	98.9	20.0%	489.2	95.5	0.3	95.8	19.6%	6.3	1.3%	3.1	3.2%
Tools & Hardware	315.5	49.3	—	49.3	15.6%	300.3	43.5	3.1	46.6	15.5%	15.2	5.1%	2.7	5.8%
Home Fashions	212.0	3.6	—	3.6	1.7%	224.2	5.2	4.1	9.3	4.1%	(12.2)	(5.4)%	(5.7)	(61.3)%
Other	241.6	18.7	—	18.7	7.7%	253.4	15.0	0.2	15.2	6.0%	(11.8)	(4.7)%	3.5	23.0%

Impairment		—	—	—			(25.1)	25.1	—				—
Restructuring Costs		(0.3)	—	(0.3)			(25.7)	25.7	—				(0.3)
Corporate		(9.7)	—	(9.7)			(9.7)	—	(9.7)				—	0.0%

Total	$1,641.1	$183.6	$—	$183.6	11.2%	$1,667.2	$107.9	$63.9	$171.8	10.3%	$(26.1)	(1.6)%	$11.8	6.9%

Core businesses	1,641.1	183.6	—	183.6	11.2%	1,667.2	107.9	63.9	171.8	10.3%	(26.1)	(1.6)%	11.8	6.9%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,641.1	$183.6	$—	$183.6	11.2%	$1,667.2	$107.9	$63.9	$171.8	10.3%	$(26.1)	(1.6)%	$11.8	6.9%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning & Organization	$392.7	$53.7	$—	$53.7	13.7%	$405.4	$29.8	$—	$29.8	7.4%	$(12.7)	(3.1)%	$23.9	80.2%
Office Products	427.8	59.9	—	59.9	14.0%	424.3	61.5	—	61.5	14.5%	3.5	0.8%	(1.6)	(2.6)%
Tools & Hardware	318.9	46.3	—	46.3	14.5%	300.6	45.1	—	45.1	15.0%	18.3	6.1%	1.2	2.7%
Home Fashions	203.8	13.8	—	13.8	6.8%	228.1	15.9	—	15.9	7.0%	(24.3)	(10.7)%	(2.1)	(13.2)%
Other	255.0	25.1	—	25.1	9.8%	262.9	24.7	—	24.7	9.4%	(7.9)	(3.0)%	0.4	1.6%

Impairment		(58.6)	58.6	—			(270.0)	270.0	—				—
Restructuring Costs		(14.6)	—	(14.6)			(0.4)	0.4	—				(14.6)
Corporate		(10.1)	—	(10.1)			(10.2)	—	(10.2)				0.1	(1.0)%

Total	$1,598.2	$115.5	$58.6	$174.1	10.9%	$1,621.3	$(103.6)	$270.4	$166.8	10.3%	$(23.1)	(1.4)%	$7.3	4.4%

Core businesses	1,598.2	115.5	58.6	174.1	10.9%	1,621.3	(103.6)	270.4	166.8	10.3%	(23.1)	(1.4)%	7.3	4.4%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,598.2	$115.5	$58.6	$174.1	10.9%	$1,621.3	$(103.6)	$270.4	$166.8	10.3%	$(23.1)	(1.4)%	$7.3	4.4%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning & Organization	$1,093.7	$89.3	$—	$89.3	8.2%	$1,191.3	$55.2	$8.2	$63.4	5.3%	$(97.6)	(8.2)%	$25.9	40.9%
Office Products	1,256.1	192.3	—	192.3	15.3%	1,246.3	188.8	0.4	189.2	15.2%	9.8	0.8%	3.1	1.6%
Tools & Hardware	910.8	122.3	—	122.3	13.4%	875.2	131.6	3.1	134.7	15.4%	35.6	4.1%	(12.4)	(9.2)%
Home Fashions	614.1	12.9	—	12.9	2.1%	679.1	25.0	4.7	29.7	4.4%	(65.0)	(9.6)%	(16.8)	(56.6)%
Other	741.6	57.1	—	57.1	7.7%	767.3	55.6	0.2	55.8	7.3%	(25.7)	(3.3)%	1.3	2.3%

Impairment		(58.6)	58.6	—			(295.1)	295.1	—				—
Restructuring Costs		(21.1)	—	(21.1)			(47.7)	47.7	—				(21.1)
Corporate		(29.3)	—	(29.3)			(27.3)	—	(27.3)				(2.0)	7.3%

Total	$4,616.3	$364.9	$58.6	$423.5	9.2%	$4,759.2	$86.1	$359.4	$445.5	9.4%	$(142.9)	(3.0)%	$(22.0)	(4.9)%

Core businesses	4,616.3	364.9	58.6	423.5	9.2%	4,759.2	86.1	359.4	445.5	9.4%	(142.9)	(3.0)%	(22.0)	(4.9)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$4,616.3	$364.9	$58.6	$423.5	9.2%	$4,759.2	$86.1	$359.4	$445.5	9.4%	$(142.9)	(3.0)%	$(22.0)	(4.9)%

(1)	Charges are primarily related to restructuring, impairment and product line exits.

Newell Rubbermaid Inc.
Three Months Ended September 30, 2005
In Millions
Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
By Segment	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$392.7	$(3.5)	$389.2	$405.4	(4.0)%	(3.1)%	0.9%
Office Products	427.8	(4.0)	423.8	424.3	(0.1)%	0.8%	0.9%
Tools & Hardware	318.9	(4.1)	314.8	300.6	4.7%	6.1%	1.4%
Home Fashions	203.8	(1.3)	202.5	228.1	(11.2)%	(10.7)%	0.6%
Other	255.0	(1.0)	254.0	262.9	(3.4)%	(3.0)%	0.4%

Total Company	$1,598.2	$(13.9)	$1,584.3	$1,621.3	(2.3)%	(1.4)%	0.9%

By Geography

United States	$1,129.0	$—	$1,129.0	$1,155.9	(2.3)%	(2.3)%	0.0%
Canada	100.3	(8.4)	91.9	86.9	5.8%	15.4%	9.7%

North America	1,229.3	(8.4)	1,220.9	1,242.8	(1.8)%	(1.1)%	0.7%

Europe	267.2	0.3	267.5	294.5	(9.2)%	(9.3)%	(0.1)%
Central & South America	61.7	(4.4)	57.3	48.2	18.9%	28.0%	9.1%
All Other	40.0	(1.4)	38.6	35.8	7.8%	11.7%	3.9%

Total Company	$1,598.2	$(13.9)	$1,584.3	$1,621.3	(2.3)%	(1.4)%	0.9%

Newell Rubbermaid Inc.
Nine Months Ended September 30, 2005
In Millions
Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
By Segment	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$1,093.7	$(12.5)	$1,081.2	$1,191.3	(9.2)%	(8.2)%	1.0%
Office Products	1,256.1	(17.8)	1,238.3	1,246.3	(0.6)%	0.8%	1.4%
Tools & Hardware	910.8	(13.6)	897.2	875.2	2.5%	4.1%	1.6%
Home Fashions	614.1	(13.6)	600.5	679.1	(11.6)%	(9.6)%	2.0%
Other	741.6	(5.0)	736.6	767.3	(4.0)%	(3.3)%	0.7%

Total Company	$4,616.3	$(62.5)	$4,553.8	$4,759.2	(4.3)%	(3.0)%	1.3%

By Geography

United States	$3,208.3	$—	$3,208.3	$3,313.7	(3.2)%	(3.2)%	0.0%
Canada	266.2	(21.2)	245.0	248.7	(1.5)%	7.0%	8.5%

North America	3,474.5	(21.2)	3,453.3	3,562.4	(3.1)%	(2.5)%	0.6%

Europe	864.1	(29.2)	834.9	937.2	(10.9)%	(7.8)%	3.1%
Central & South America	162.9	(8.2)	154.7	148.7	4.0%	9.5%	5.5%
All Other	114.8	(3.9)	110.9	110.9	0.0%	3.5%	3.5%

Total Company	$4,616.3	$(62.5)	$4,553.8	$4,759.2	(4.3)%	(3.0)%	1.3%

Newell Rubbermaid Inc.
2003-2005 Quarterly Segment Sales and Operating Income
Restated to exclude Newell Cookware Europe from the Other reporting segment
October 27, 2005
On October 11, 2005, Newell Rubbermaid announced its intent to sell its Cookware Europe business. The schedule below shows the impact of this business, which will be reported as discontinued operations, beginning in the fourth quarter 2005.

2005	Q1					Q2					Q3

	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$324.5	$12.5	—	$12.5	3.9%	$376.5	$23.1	—	$23.1	6.1%	$392.7	$53.7	—	$53.7	13.7%
Office Products	332.8	33.5	—	33.5	10.1%	495.5	98.9	—	98.9	20.0%	427.8	59.9	—	59.9	14.0%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	315.5	49.3	—	49.3	15.6%	318.9	46.3	—	46.3	14.5%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)	212.0	3.6	—	3.6	1.7%	203.8	13.8	—	13.8	6.8%
Other	214.5	15.5	—	15.5	7.2%	218.0	19.7	—	19.7	9.0%	228.0	28.0	—	28.0	12.3%
Corporate	—	(9.5)	—	(9.5)		—	(9.7)	—	(9.7)		—	(10.1)	—	(10.1)
Impairment	—	—	—	—		—	—	—	—		—	(34.3)	34.3	—
Restructuring	—	(5.9)	—	(5.9)		—	(0.7)	—	(0.7)		—	(14.6)	—	(14.6)

Continuing Operations	1,346.5	68.3	—	68.3	5.1%	1,617.5	184.2	—	184.2	11.4%	1,571.2	142.7	34.3	177.0	11.3%

Newell Cookware Europe	30.5	(2.5)	—	(2.5)	(8.2%)	23.6	(0.6)		(0.6)	(2.5%)	27.0	(27.2)	24.3	(2.9)	(10.7%)

Total	1,377.0	65.8	—	65.8	4.8%	1,641.1	183.6	—	183.6	11.2%	1,598.2	115.5	58.6	174.1	10.9%

2004	Q1					Q2					Q3					Q4					Full Year

	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$385.8	$16.2	2.8	$19.0	4.9%	$400.1	$9.2	5.4	$14.6	3.6%	$405.4	$29.8	—	$29.8	7.4%	$440.8	$45.5	—	$45.5	10.3%	1,632.1	100.9	8.1	109.0	6.7%
Office Products	332.8	31.8	—	31.8	9.6%	489.2	95.5	0.3	95.8	19.6%	424.3	61.5	—	61.5	14.5%	439.9	73.2	—	73.2	16.6%	1,686.2	261.9	0.3	262.3	15.6%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	300.3	43.5	3.1	46.6	15.5%	300.6	45.1	—	45.1	15.0%	343.5	50.1	—	50.1	14.6%	1,218.7	181.8	3.1	184.8	15.2%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	224.2	5.2	4.1	9.3	4.1%	228.1	15.9	—	15.9	7.0%	227.7	8.1	—	8.1	3.6%	906.8	33.0	4.8	37.8	4.2%
Other	222.3	15.4	—	15.4	6.9%	228.8	16.0	0.1	16.1	7.0%	238.0	26.1	—	26.1	11.0%	272.6	34.0	—	34.0	12.5%	961.7	91.5	0.1	91.6	9.5%
Corporate	—	(7.4)	—	(7.4)		—	(9.7)	—	(9.7)		—	(10.2)	—	(10.2)		—	(12.0)	—	(12.0)		—	(39.4)	—	(39.4)
Impairment	—	—	—	—		—	(25.1)	25.1	—		—	(270.0)	270.0	—		—	—	—	—		—	(295.0)	295.0	—
Restructuring	—	(21.2)	21.2	—		—	(18.2)	18.2	—		—	(0.4)	0.4	—		—	(4.9)	4.9	—		—	(44.7)	44.7	—

Continuing Operations	1,442.0	81.7	24.6	106.3	7.4%	1,642.6	116.4	56.3	172.7	10.5%	1,596.4	(102.2)	270.4	168.2	10.5%	1,724.5	193.9	4.9	198.8	11.5%	6,405.5	289.9	356.0	646.0	10.1%

Newell Cookware Europe	28.7	0.1	0.4	0.5	1.7%	24.6	(8.5)	7.6	(0.9)	(3.7%)	24.9	(1.4)	—	(1.4)	(5.6%)	38.7	3.7	(0.7)	3.0	7.8%	116.9	(6.1)	7.3	1.2	1.0%

Total	1,470.7	81.8	25.0	106.8	7.3%	1,667.2	107.9	63.9	171.8	10.3%	1,621.3	(103.6)	270.4	166.7	10.3%	1,763.2	197.7	4.2	201.9	11.5%	6,522.4	283.9	363.4	647.3	9.9%

2003	Q1					Q2					Q3					Q4					Full Year

	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$416.4	$39.2	0.4	$39.7	9.5%	$438.3	$18.3	0.1	$18.4	4.2%	$453.3	$37.3	0.4	$37.7	8.3%	$465.2	$7.4	1.3	$8.6	1.8%	1,773.1	102.2	2.2	104.5	5.9%
Office Products	322.3	47.1	0.9	48.0	14.9%	507.8	114.8	0.1	114.9	22.6%	428.7	69.9	0.1	70.0	16.3%	422.4	77.8	1.3	79.1	18.7%	1,681.2	309.6	2.4	312.0	18.6%
Tools & Hardware	265.6	35.4	1.5	36.9	13.9%	294.6	47.7	0.6	48.3	16.4%	299.3	53.4	0.3	53.7	17.9%	340.2	42.8	(0.2)	42.6	12.5%	1,199.7	179.3	2.2	181.5	15.1%
Home Fashions	219.6	4.7	1.3	6.0	2.7%	227.8	7.9	0.7	8.6	3.8%	223.5	17.5	0.6	18.1	8.1%	230.1	14.3	4.4	18.7	8.1%	901.0	44.4	7.0	51.4	5.7%
Other	234.2	21.9	0.4	22.3	9.5%	226.6	19.0	(0.2)	18.8	8.3%	232.7	29.6	(0.2)	29.4	12.6%	290.8	44.3	1.4	45.7	15.7%	984.3	114.8	1.4	116.2	11.8%
Corporate	—	(7.2)	—	(7.2)		—	(6.3)	—	(6.3)		—	(10.9)	—	(10.9)		—	(5.9)	—	(5.9)		—	(30.3)	—	(30.3)
Impairment	—	—	—	—		—	—	—	—		—	—	—	—		—	(34.5)	34.5	—		—	(34.5)	34.5	—
Restructuring	—	(19.3)	19.3	—		—	(53.1)	53.1	—		—	(41.8)	41.8	—		—	(74.5)	74.5	—		—	(188.7)	188.7	—

Continuing Operations	1,458.1	121.8	23.8	145.6	10.0%	1,695.1	148.3	54.5	202.8	12.0%	1,637.5	155.0	43.0	198.0	12.1%	1,748.7	71.6	117.4	189.0	10.8%	6,539.3	496.8	238.6	735.4	11.2%

Newell Cookware Europe	28.4	(3.5)	4.6	1.1	3.9%	26.1	1.3	0.2	1.5	5.7%	30.5	1.6	—	1.6	5.2%	34.1	2.4	(0.5)	1.9	5.6%	119.1	1.8	4.3	6.1	5.1%

Total	1,486.5	118.3	28.4	146.7	9.9%	1,721.2	149.6	54.6	204.3	11.9%	1,668.0	156.6	43.0	199.6	12.0%	1,782.8	74.0	116.8	190.8	10.7%	6,658.4	498.5	242.9	741.4	11.1%

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid
Quarterly Income Statements
Restated to reflect Newell Cookware Europe as Discontinued Operations
October 27, 2005
On October 11, 2005, Newell Rubbermaid announced its intent to sell its Newell Cookware Europe business. The schedule below shows the impact of this business, which will be reported as discontinued operations, beginning in the fourth quarter 2005.

2005	Q1			Q2			Q3
		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,346.5	—	1,346.5	1,617.5	—	1,617.5	1,571.2	—	1,571.2
GROSS MARGIN	370.7	—	370.7	504.0	—	504.0	498.0	—	498.0
SG&A	(296.5)	—	(296.5)	(319.1)	—	(319.1)	(306.4)	—	(306.4)
Impairment	—	—	—	—	—	—	(34.3)	34.3	—
Restructuring	(5.9)	—	(5.9)	(0.7)	—	(0.7)	(14.6)	—	(14.6)
OPERATING INCOME	68.3	—	68.3	184.2	—	184.2	142.7	34.3	177.0
Non-Operating Expense	(28.5)	—	(28.5)	(32.9)	—	(32.9)	(33.7)	—	(33.7)
Income Taxes	47.5	—	47.5	(47.2)	—	(47.2)	(28.3)	—	(28.3)

Income from Continuing Operations	87.3	—	87.3	104.1	—	104.1	80.7	34.3	115.0

Discontinued Operations, net	(50.8)	50.8	—	(37.9)	37.9	—	(9.2)	9.2	—

NET INCOME	36.5	50.8	87.3	66.2	37.9	104.1	71.5	43.5	115.0

EARNINGS PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.32	$—	$0.32	$0.38	$—	$0.38	$0.29	$0.13	$0.42
Diluted	$0.32	$—	$0.32	$0.38	$—	$0.38	$0.29	$0.12	$0.42

LOSS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.19)	$0.19	$—	$(0.14)	$0.14	$—	$(0.03)	$0.03	$—
Diluted	$(0.18)	$0.18	$—	$(0.14)	$0.14	$—	$(0.03)	$0.03	$—

EARNINGS PER SHARE:
Basic	$0.13	$0.19	$0.32	$0.24	$0.14	$0.38	$0.26	$0.16	$0.42
Diluted	$0.13	$0.18	$0.32	$0.24	$0.14	$0.38	$0.26	$0.16	$0.42

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.9	274.9	274.9	274.7	274.7	274.7	275.0	275.0	275.0

(1)	Charges are related to asset impairment and divestitures.

Newell Rubbermaid
Quarterly Income Statements
Restated to reflect Newell Cookware Europe as Discontinued Operations
October 27, 2005
On October 11, 2005, Newell Rubbermaid announced its intent to sell its Newell Cookware Europe business. The schedule below shows the impact of this business, which will be reported as discontinued operations, beginning in the fourth quarter 2005.

2004	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges
Net Sales	1,442.0	—	1,442.0	1,642.6	—	1,642.6	1,596.4	—	1,596.4	1,724.5	—	1,724.5	6,405.5	—	6,405.5
GROSS MARGIN	394.6	3.2	397.8	471.6	11.4	483.0	459.3	—	459.3	508.1	—	508.1	1,833.5	14.7	1,848.2
SG&A	(291.7)	0.2	(291.5)	(311.9)	1.5	(310.4)	(291.1)	—	(291.1)	(309.3)	—	(309.3)	(1,203.9)	1.6	(1,202.3)
Impairment	—	—	—	(25.1)	25.1	—	(270.0)	270.0	—	—	—	—	(295.0)	295.0	—
Restructuring	(21.2)	21.2	—	(18.2)	18.2	—	(0.4)	0.4	—	(4.9)	4.9	—	(44.7)	44.7	—
OPERATING INCOME	81.7	24.6	106.3	116.4	56.3	172.7	(102.2)	270.4	168.2	193.9	4.9	198.8	289.9	356.0	646.0
Non Operating Expense	(33.2)	(0.4)	(33.6)	(31.2)	(0.1)	(31.3)	(29.2)	1.0	(28.2)	(22.6)	0.7	(21.9)	(116.1)	1.2	(114.9)
Income Taxes	(16.5)	(8.5)	(25.0)	(18.2)	(17.6)	(35.8)	(22.9)	(16.0)	(38.9)	(46.5)	(1.3)	(47.8)	(104.1)	(43.4)	(147.5)

Income from Continuing Operations	32.0	15.7	47.7	67.0	38.6	105.6	(154.3)	255.4	101.1	124.8	4.3	129.1	69.7	313.8	383.6

Discontinued Operations	(106.9)	106.9	—	(6.0)	6.0	—	(72.1)	72.1	—	(0.8)	0.8	—	(185.8)	185.8	—

NET (LOSS) INCOME	(74.9)	122.6	47.7	61.0	44.6	105.6	(226.4)	327.5	101.1	124.1	5.0	129.1	(116.1)	499.7	383.6

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.12	$0.06	$0.17	$0.24	$0.14	$0.38	$(0.56)	$0.93	$0.37	$0.45	$0.02	$0.47	$0.25	$1.14	$1.40
Diluted	$0.12	$0.06	$0.17	$0.24	$0.14	$0.38	$(0.56)	$0.93	$0.37	$0.45	$0.02	$0.47	$0.25	$1.14	$1.40

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.39)	$0.39	$—	$(0.02)	$0.02	$—	$(0.26)	$0.26	$—	$(0.00)	$0.00	$—	$(0.68)	$0.68	$—
Diluted	$(0.39)	$0.39	$—	$(0.02)	$0.02	$—	$(0.26)	$0.26	$—	$(0.00)	$0.00	$—	$(0.68)	$0.68	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.27)	$0.45	$0.17	$0.22	$0.16	$0.38	$(0.83)	$1.19	$0.37	$0.45	$0.02	$0.47	$(0.42)	$1.82	$1.40
Diluted	$(0.27)	$0.45	$0.17	$0.22	$0.16	$0.38	$(0.83)	$1.19	$0.37	$0.45	$0.02	$0.47	$(0.42)	$1.82	$1.40

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.5	274.5	274.5	274.5	274.5	274.5	274.4	274.4	274.4	283.5	283.5	283.5	274.4	274.4	274.4

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid
Quarterly Income Statements
Restated to reflect Newell Cookware Europe as Discontinued Operations
October 27, 2005
On October 11, 2005, Newell Rubbermaid announced its intent to sell its Newell Cookware Europe business. The schedule below shows the impact of this business, which will be reported as discontinued operations, beginning in the fourth quarter 2005.

2003	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges
Net Sales	1,458.1	—	1,458.1	1,695.1	—	1,695.1	1,637.5	—	1,637.5	1,748.7	—	1,748.7	6,539.3	—	6,539.3
GROSS MARGIN	413.5	4.1	417.6	508.3	1.3	509.6	474.8	1.2	476.0	479.0	7.1	486.1	1,875.6	13.7	1,889.3
SG&A	(272.5)	0.4	(272.1)	(306.8)	—	(306.8)	(278.0)	—	(278.0)	(298.4)	1.3	(297.1)	(1,155.6)	1.8	(1,153.9)
Impairment	—	—	—	—	—	—	—	—	—	(34.5)	34.5	—	(34.5)	34.5	—
Restructuring	(19.3)	19.3	—	(53.1)	53.1	—	(41.8)	41.8	—	(74.5)	74.5	—	(188.7)	188.7	—
OPERATING INCOME	121.8	23.8	145.6	148.3	54.5	202.8	155.0	43.0	198.0	71.6	117.4	189.0	496.8	238.6	735.4
Non Operating Expense	(57.4)	21.1	(36.3)	(31.3)	—	(31.3)	(34.7)	—	(34.7)	(36.6)	9.2	(27.4)	(159.9)	30.3	(129.6)
Income Taxes	(19.6)	(16.2)	(35.8)	(39.0)	(17.8)	(56.8)	(37.5)	(14.2)	(51.7)	(23.8)	(25.7)	(49.5)	(119.9)	(73.9)	(193.8)

Income from Continuing Operations	44.8	28.7	73.5	78.0	36.7	114.7	82.8	28.8	111.6	11.2	100.9	112.1	217.0	195.0	412.0
Discontinued Operations	(28.8)	28.8	—	(4.2)	4.2	—	(7.6)	7.6	—	(222.8)	222.8	—	(263.6)	263.6	—
NET INCOME (LOSS)	16.0	57.5	73.5	73.8	40.9	114.7	75.2	36.4	111.6	(211.6)	323.7	112.1	(46.6)	458.6	412.0

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.16	$0.10	$0.27	$0.28	$0.13	$0.42	$0.30	$0.10	$0.41	$0.04	$0.37	$0.41	$0.79	$0.71	$1.50
Diluted	$0.16	$0.10	$0.27	$0.28	$0.13	$0.42	$0.30	$0.10	$0.41	$0.04	$0.37	$0.41	$0.79	$0.71	$1.50

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.11)	$0.11	$—	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—	$(0.81)	$0.81	$—	$(0.96)	$0.96	$—
Diluted	$(0.11)	$0.11	$—	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—	$(0.81)	$0.81	$—	$(0.96)	$0.96	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.06	$0.21	$0.27	$0.27	$0.15	$0.42	$0.27	$0.13	$0.41	$(0.77)	$1.18	$0.41	$(0.17)	$1.67	$1.50
Diluted	$0.06	$0.21	$0.27	$0.27	$0.15	$0.42	$0.27	$0.13	$0.41	$(0.77)	$1.18	$0.41	$(0.17)	$1.67	$1.50

Average shares outstanding:
Basic	273.6	273.6	273.6	274.2	274.2	274.2	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1
Diluted	274.0	274.0	274.0	274.7	274.7	274.7	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures